                                                                 EXHIBIT 10.1(c)
                                AMENDMENT NO. 2

  AMENDMENT NO. 2 dated as of February 4, 2000 between MEDIACOM SOUTHEAST LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("Mediacom Southeast"); MEDIACOM CALIFORNIA LLC, a limited
                        ------------------
liability company duly organized and validly existing under the laws of the State of Delaware ("Mediacom California"); MEDIACOM DELAWARE LLC, a limited
                    -------------------
liability company duly organized and validly existing under the laws of the State of Delaware ("Mediacom Delaware"); MEDIACOM ARIZONA LLC, a limited
                    -----------------
liability company duly organized and validly existing under the laws of the State of Delaware ("Mediacom Arizona" and, together with Mediacom Southeast,
                    ----------------
Mediacom California, Mediacom Delaware, the "Borrowers"), the lenders party
                                             ---------
thereto (the "Lenders") and The Chase Manhattan Bank, as Administrative Agent
              -------
for the Lenders.

  The Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of September 30, 1999 (as amended by Amendment No. 1 thereto dated as of December 17, 1999, the "Credit Agreement"), providing,
                                            ----------------
subject to the terms and conditions thereof, for extensions of credit to be made by said Lenders to the Borrowers. The parties wish to amend the Credit Agreement to provide for the replacement of Mediacom Management Corporation by Mediacom Communications Corporation as Manager of the Borrowers, and accordingly, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  Except as otherwise defined in this
                      -----------
Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

          Section 2.  Amendments.  Subject to the satisfaction of the conditions
                      ----------
specified in Section 3 hereof, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

          2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

          2.02.  Definitions.  Section 1.01 of the Credit Agreement shall be
                 -----------
amended by amending the following definitions to read in their entirety as follows:

          "Management Agreements" shall mean, collectively, (a) the Management
           ---------------------
     Agreement dated February 4, 2000 between Mediacom Southeast and Mediacom Communications Corporation, (b) the Management Agreement dated February 4, 2000 between Mediacom California and Mediacom Communications Corporation,
     (c) the Management Agreement dated February 4, 2000 between Mediacom Arizona and Mediacom Communications Corporation, and (d) the Management Agreement dated February 4, 2000 between Mediacom Delaware and Mediacom Communications

                                 Amendment No. 2
                                 ---------------

     Corporation, in each case as the same shall, subject to Section 8.19 hereof, be modified and supplemented and in effect from time to time.

          "Manager" shall mean Mediacom Communications Corporation, or any
           -------
     successor in such capacity as manager of the Borrowers.

          "Obligors" shall mean, collectively, the Borrowers, Mediacom, Mediacom
           --------
     Management Corporation, Mediacom Communications Corporation and, effective upon execution and delivery of any Subsidiary Guarantee Agreement, each Subsidiary of the Borrowers so executing and delivering such Subsidiary Guarantee Agreement.

          2.03.  Events of Default.  Section 9.01(l)(ii) of the Credit Agreement
                 -----------------
shall be amended to read in its entirety as follows:

         "(ii) Mediacom Communications Corporation or Mediacom shall cease to act as Manager of the Borrowers;"

          Section 3.  Conditions.
                      ----------

          3.01.  Execution.  This Amendment No. 2 shall have been executed and
                 ---------
delivered by the Borrowers, the Administrative Agent and the Majority Lenders.

          3.02.  Management Fee Subordination Agreement.  The Management Fee
                 --------------------------------------
Subordination Agreement shall have been duly executed and delivered by the Borrowers, Mediacom Communications Corporation and the Administrative Agent.

          3.03.  Organizational Documents.  The Administrative Agent shall have
                 ------------------------
received a certified copy of the charter and by-laws of Mediacom Communications Corporation and of corporate authority for Mediacom Communications Corporation (including, without limitation, board of directors resolutions, and evidence of incumbency, including specimen signatures of the officers of Mediacom Communications Corporation) with respect to the execution, delivery and performance of the Management Fee Subordination Agreement (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from Mediacom Communications Corporation to the contrary).

          3.04.  Replacement of Existing Management Agreements.  The
                 ---------------------------------------------
Administrative Agent shall have received evidence that each of the management agreements between the Borrowers and Mediacom Management Corporation (the "Existing Management Agreements") shall be terminated concurrently with the
-------------------------------
execution and delivery of this Amendment No. 2 by the Borrowers, the Administrative Agent and the Majority Lenders and replaced with management agreements between the Borrowers and Mediacom Communications Corporation, each with

                                 Amendment No. 2
                                 ---------------
terms substantially similar to the Existing Management Agreements and subject to any variations permitted by Section 8.19 of the Credit Agreement.

          3.05.  Opinion of Counsel to the Obligors.  An opinion of Cooperman
                 ----------------------------------
Levitt Winikoff Lester & Newman, P.C., counsel to the Obligors, as to the due execution, delivery, legality and enforceability of the Management Fee Subordination Agreement referred to in Section 3.02 above, and covering such other matters as the Administrative Agent or any Lender may reasonably request (and the Borrowers hereby instruct such counsel to deliver such opinion to the Lenders and the Administrative Agent).

          Section 4.  Miscellaneous.  Except as herein provided, the Credit
                      -------------
Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

                                      MEDIACOM SOUTHEAST LLC
                                      MEDIACOM CALIFORNIA LLC
                                      MEDIACOM DELAWARE LLC
                                      MEDIACOM ARIZONA LLC

                                      By  MEDIACOM LLC, a Member



                                      By:_________________________
                                         Name:
                                         Title:


                                      THE CHASE MANHATTAN BANK,
                                      individually and as Administrative Agent


                                      By:_________________________
                                         Name:
                                         Title:



                                      BANK OF MONTREAL


                                      By:_________________________
                                         Name:
                                         Title:



                                      FIRST UNION NATIONAL BANK



                                      By:_________________________
                                         Name:
                                         Title:


                                 Amendment No. 2
                                 ---------------

                              CIBC INC.


                              By:_________________________
                                 Name:
                                 Title:


                              CREDIT SUISSE FIRST BOSTON


                              By:_________________________
                                 Name:
                                 Title:


                              By:_________________________
                                 Name:

                              DRESDNER BANK AG NEW YORK AND GRAND CAYMAN
                              BRANCHES

                              By:_________________________
                                 Name:
                                 Title:

                              By:_________________________
                                 Name:
                                 Title:


                              FLEET NATIONAL BANK

                              By:_________________________
                                 Name:
                                 Title:


                                 Amendment No. 2
                                 ---------------

                              MELLON BANK, N.A.


                              By:_________________________
                                 Name:
                                 Title:


                              PNC BANK, NATIONAL ASSOCIATION


                              By:_________________________
                                 Name:
                                 Title:


                              THE BANK OF NOVA SCOTIA

                              By:_________________________
                                 Name:
                                 Title:


                              SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                              By:_________________________
                                 Name:
                                 Title:


                              BANQUE NATIONALE DE PARIS


                              By:_________________________
                                 Name:
                                 Title:

                              By:__________________________
                                 Name:
                                 Title:


                                 Amendment No. 2
                                 ---------------

                              BANK OF AMERICA, N.A.


                              By:__________________________
                                 Name:
                                 Title:


                              THE FUJI BANK, LIMITED

                              By:______________________________
                                 Name:
                                 Title:


                              MEES PIERSON CAPITAL CORP.


                              By:______________________________
                                 Name:
                                 Title:


                              UNION BANK OF CALIFORNIA, N.A.


                              By:______________________________
                                 Name:
                                 Title:


                              CITIBANK, N.A.


                              By:_____________________________
                                 Name:
                                 Title:


                                 Amendment No. 2
                                 ---------------

                              SOCIETE GENERALE

                              By:____________________________
                                 Name:
                                 Title:



                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By:____________________________
                                 Name:
                                 Title:


                              FLOATING RATE PORTFOLIO
                              By: INVESCO Senior Secured Management, Inc., as attorney in fact

                              By:____________________________
                                 Name:
                                 Title:


                              KZH-ING-1 LLC

                              By:____________________________
                                 Name:
                                 Title:


                              SUMMIT BANK

                              By:____________________________
                                 Name:
                                 Title:


                                 Amendment No. 2
                                 ---------------

                                  FRANKLIN FLOATING RATE TRUST

                                  By:____________________________
                                     Name:
                                     Title:

                                  TRITON CBO III, LIMITED

                                  By:  INVESCO Senior Secured Management,
                                       Inc., as Investment Advisor

                                   By:____________________________
                                      Name:
                                      Title:


                                  SENIOR DEBT PORTFOLIO
                                  By:  Boston Management and Research,
                                       as Investment Advisor

                                  By:____________________________
                                     Name:
                                     Title:


                                  EATON VANCE INSTITUTIONAL SENIOR
                                  LOAN FUND
                                  By:  Eaton Vance Management, as Investment
                                       Advisor

                                  By:____________________________
                                     Name:
                                     Title:


                                  EATON VANCE SENIOR INCOME TRUST
                                  By:  Eaton Vance Management,
                                       as Investment Advisor

                                   By:____________________________
                                      Name:
                                      Title:


                                 Amendment No. 2
                                 ---------------

                                     GALAXY CLO 1999-1, LTD.
                                     By SAI Investment Adviser, Inc.
                                     its Collateral Manager

                                     By:____________________________
                                        Name:
                                        Title:


                                     MOUNTAIN CLO TRUST

                                     By:____________________________
                                        Name:
                                        Title:


                                     SEQUILS-ING I (HBDGM), LTD.
                                     By: ING Capital Advisors LLC,
                                         as Collateral Manager

                                     By:____________________________
                                        Name:
                                        Title:


                                     ELF FUNDING TRUST I
                                     By: Highland Capital Management, L.P.
                                         as Collateral Manager

                                     By:____________________________
                                        Name:
                                        Title:


                                     ELC (CAYMAN) LTD. 1999-III

                                     By:____________________________
                                        Name:
                                        Title:

                                 Amendment No. 2
                                 ---------------